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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    September 29, 1997 (September 11, 1997)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             PHILIP SERVICES CORP.
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             (Exact name of Registrant as specified in its charter)


                 Ontario                 0-20854         Not Applicable
      -----------------------------  ----------------  -------------------
      (State or other jurisdiction)  (Commission File    (IRS Employer
            of incorporation)             Number)      Identification No.)


  100 King Street West, P.O. Box 2440, LCD1, Hamilton, Ontario, Canada L8N 4J6
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     (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (905) 521-1600

                                      n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

On September 11, 1997 the Company issued 354,430 Common Shares to A-C-I Holdings Inc., a Canadian corporation ("A-C-I") in connection with the acquisition of certain assets of A-C-I. The transaction was exempt under Regulation S under the Securities Act of 1933.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                              PHILIP SERVICES CORP.


                         By:  /s/ Colin H. Soule
                              ------------------------
                              Executive Vice President
                                and General Counsel

Dated: September 29, 1997

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